EXHIBIT 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

Microvision, Inc.

19910 North Creek Parkway

Bothell, Washington 98011

Attention: Chief Executive Officer

Ladies and Gentlemen:

Microvision, Inc., a Washington corporation (the “Company”), proposes to issue and sell to certain investors shares (the “Shares”) of Common Stock, no par value (the “Common Stock”), of the Company.  The Company intends to engage C.E. Unterberg, Towbin (the “Placement Agent”) as its exclusive placement agent in connection with such issuance and sale.  The Shares are described in and offered under the Prospectus that is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement under the Act on Form S-3 (File No. 333-76432) dated April 25, 2002 (the “first registration statement”) and a registration statement under the Act on Form S-3 (File No. 333-102244) dated December 27, 2002 (the “second registration statement,” and together with the first registration, collectively, the “registration statement”).  The registration statement has been declared by the Commission to be effective under the Act.  The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the Basic Prospectus (as defined below), describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Placement Agent.

The term “Registration Statement” as used in this Agreement means the registration statement, at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein.  The term “Basic Prospectus” as used in this Agreement means the basic prospectus dated as of April 26, 2002 that is part of the first registration statement and the basic prospectus dated as of December 27, 2002 that is part of the second registration for use in connection with the offer and/or sale of the Shares pursuant to this Agreement.  The term “Prospectus Supplement” as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act.  The term “Prospectus” as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term “Prospectus” shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement.  Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the “Incorporated Documents”) and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

The undersigned,                                (the “Investor”), hereby confirms its agreement with you as follows:

1.             This Purchase Agreement (the “Agreement”) is made as of                 , 2003 between the Company and the Investor.

2.             The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor              Shares, for a purchase price of $               per share, or an aggregate purchase price of $                         .  The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting.

3.             The completion of the purchase and sale of the Shares (the “Closing”) shall occur on                        , 2003 (the “time of purchase”).  At the Closing, the Company shall deliver to the Investor, using customary book-entry procedures, the number of Shares as set forth above in Section 2, and the Investor shall deliver, or cause to be delivered, to the Company Federal Funds wire transfer in the full amount of the purchase price for the Shares being purchased.

4.             This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

5.             This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

6.             The Company represents and warrants to Investor that: the Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission; the Company is eligible to use Form S-3; such registration statement at the date of this Agreement meets, and the offering of the Shares complies with, the requirements of Rule 415 under the Act.  The Registration Statement complied when it became effective, complies and will comply, at the time of purchase, and the Basic Prospectus, the Prospectus Supplement and the Prospectus conformed as of its date, conform and will conform at the time of purchase in all material respects with the requirements of the Act (including said Rule 415); any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; and the Registration Statement did not at the time of effectiveness, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus, the Prospectus Supplement and the Prospectus did not as of its date, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Basic Prospectus, the Prospectus Supplement, the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the then most recent Prospectus Supplement and the Prospectus.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor (Print)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Email Address:
Nominee (name in which Investor Shares are
to be registered, if different than name of
Investor):

Address of Nominee:

Taxpayer ID. Number:
(if acquired in the name of a nominee, the
taxpayer ID. number of such nominee)

Broker:
Broker Contact Name:
Broker Contact Telephone:
Broker Contact Facsimile:
Broker Contact E-mail Address:

DTC account number:

AGREED AND ACCEPTED:
Microvision, Inc.

By:
Name:
Title:

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